UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

On April 26, 2019, and in connection with the Closing (as defined below), Beneficient Capital Company, L.L.C., a Delaware limited liability company (“BEN Capital”) and AltiVerse Capital Markets, L.L.C., a Delaware limited liability company (“AltiVerse”), executed and delivered a Consent and Joinder (the “Consent and Joinder”) to the Amended and Restated Pledge and Security Agreement dated October 23, 2017 by and among GWG Holdings, Inc. (the “Company”), GWG Life, LLC, Messrs. Jon and Steven Sabes and the Bank of Utah (the “Security Agreement”). Pursuant to the Consent and Joinder, Messrs. Jon and Steven Sabes assigned their rights and delegated their obligations under the Security Agreement to BEN Capital and AltiVerse, and BEN Capital and AltiVerse became substitute grantors under the Security Agreement such that the shares of the Company’s common stock acquired by BEN Capital and AltiVerse pursuant to the Purchase Agreement (as defined below) will continue to be pledged as collateral security for the Company’s obligations owing in respect of the L Bonds issued under that certain Amended and Restated Indenture, dated as of October 23, 2017, subsequently amended on March 27, 2018 and supplemented by a Supplemental Indenture dated as of August 10, 2018 (as so amended and supplemented, and as it may be amended or supplemented from time to time hereafter, the “Indenture”).

The description of the Consent and Joinder set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Consent and Joinder which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the final closing of the transactions contemplated by the Master Exchange Agreement dated January 12, 2018 by and among the Company, The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”), and various related trusts (the “Seller Trusts”), among others, as amended and restated, on December 27, 2018, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with each of the Seller Trusts, which was agreed to and accepted by Murray T. Holland and Jeffrey S. Hinkle as trust advisors to the Seller Trusts (the “Trust Advisors”).

On April 26, 2019, the current parties to the Stockholders Agreement entered into an Amendment to and Termination of Stockholders Agreement (“Termination of Stockholders Agreement”) pursuant to which such parties agreed to amend and terminate the Stockholders Agreement and all of the rights and obligations of the parties thereunder.

The Stockholders Agreement provided (among other standstill provisions) that until the Seller Trusts owned, in the aggregate, voting securities representing less than 10% of the total voting power of all voting securities of the Company, all voting securities of the Company voted by the Seller Trusts would be voted solely in proportion with the votes cast by all other holders of voting securities of the Company on the matter. As a result of the termination of the Stockholders Agreement, the Seller Trusts are now entitled to full voting rights with respect to the shares of Common Stock they own. Because the Seller Trusts, collectively, own approximately 79% of our outstanding voting securities, the Seller Trusts are entitled to cast a majority of the votes on all matters requiring stockholder votes.

The description of the Termination of Stockholders Agreement set forth in this Item 1.02 is not complete and is qualified in its entirety by reference to the full text of the Termination of Stockholders Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 5.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Board of Directors

Change in Board Composition

On April 26, 2019, and in connection with the Closing, the maximum number of directors comprising the Board was increased from nine to 13 (with the precise number of directors to be determined from time to time by resolution of the Board), the actual number of directors comprising the Board was increased from seven to 13, and six directors individuals designated by Beneficient were appointed as directors of the Company to fill the resulting vacancies. Immediately thereafter, the seven individuals serving as directors immediately prior to the Closing resigned from the Board. No director resigned because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Immediately following the acceptance of such resignations, the Company’s remaining six directors appointed five additional individuals designated by Beneficient as directors of the Company to fill five of the seven resulting vacancies, leaving two seats vacant after the Closing. As a result, the Company’s Board is now comprised solely of individuals designated by Beneficient.

The identities of the 11 new directors of the Company, and the class of director into which each has been assigned, are set forth in the following chart:

Director	Class	Expiration of Initial Term of Director
Brad K. Heppner	Class I	2019
Sheldon I. Stein	Class I	2019
Thomas O. Hicks	Class I	2019
Richard W. Fisher	Class I	2019
Michelle Caruso-Cabrera	Class II	2020
Bruce W. Schnitzer	Class II	2020
Roger T. Staubach	Class II	2020
Bruce E. Zimmerman	Class II	2020
Peter T. Cangany, Jr.	Class III	2021
David H. de Weese	Class III	2021
David H. Glaser	Class III	2021

The biographies of the above-identified directors were previously disclosed in the Information Statement on Schedule 14F-1 filed by the Company with the SEC and disseminated to the holders of the Company’s common stock on April 16, 2019, which Information Statement is included as Exhibit 20.1 to this Current Report on Form 8-K.

Brad K. Heppner will serve as Chairman of the Board, and Peter T. Cangany, Jr. will serve as Chairman of the Audit Committee of the Board.

Resignation of Executive Officers

On April 26, 2019, and in connection with the Closing, (i) Jon R. Sabes resigned as the Company’s Chief Executive Officer and from all officer positions he held with the Company or any of its subsidiaries prior to the Closing, other than his position as Chief Executive Officer of the Company’s technology focused wholly-owned subsidiaries, Life Epigenetics, Inc. (“Life Epigenetics”) and youSurance General Agency, LLC (“youSurance”), and (ii) Steven F. Sabes resigned as the Company’s Executive Vice President of Originations and Servicing and from all officer positions he held with the Company or any of its subsidiaries prior to the Closing, except as Chief Operating Officer of Life Epigenetics. The resignations of Messrs. Jon and Steven Sabes included a full waiver and forfeit of (i) any severance that may be payable by the Company or any of its subsidiaries in connection with such resignations or the Transactions and (ii) all equity awards of the Company currently held by either of them.

Appointment of Executive Officers

On April 26, 2019, and in connection with the Closing, Murray T. Holland, a trust advisor of the Seller Trusts, was appointed as interim Chief Executive Officer of the Company. Mr. Holland, age 65, became an original investor and consultant for MHT Partners, a boutique investment banking firm based in Dallas, Texas with a number of offices in the United States in 2001. From 2013 until recently, he was Managing Director of MHT Partners. Mr. Holland resigned from this position in connection with the Transactions. Prior to MHT, he was CEO and principal shareholder of Convergent Media Systems (Atlanta), a $100 million custom network outsourcing firm with approximately 300 employees, CEO and principal shareholder of Convergent Group Corporation (Denver), a $200 million geographic information systems software and integration firm with approximately 450 employees, and CEO and principal shareholder of BTI Americas (Chicago), a $2.7 billion business travel agency with approximately 4,400 employees. EDS was his principal business partner in these ventures. Prior to that, Mr. Holland was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld (Dallas) in corporate finance and securities, a Senior Vice President of Credit Suisse First Boston (New York and Dallas) in Mergers and Acquisitions and a Managing Director of Kidder, Peabody & Co. (New York) in Mergers and Acquisitions. He graduated from Washington and Lee University with a B.S. in 1975, University of Virginia Graduate School of Business Administration with an M.B.A. in 1978, and Washington and Lee University School of Law with a J.D. in 1980.

Director and Officer Indemnification Agreements

On April 26, 2019, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each of the current directors and executive officers of the Company (collectively, the “Indemnitees”). The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company's bylaws (the “Bylaws”) and generally provide that the Company shall indemnify the Indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

The description of the form of Indemnification Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2019, the Board adopted an amendment to the Bylaws of the Company increasing the maximum number of directors comprising the Board from nine to 13, with the precise number of directors to be determined from time to time by resolution of the Board. A copy of the Bylaw amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On April 15, 2019, Jon R. Sabes, the Company’s Chief Executive Officer and a director, and Steven F. Sabes, the Company’s Executive Vice President and a director, entered into a Purchase and Contribution Agreement (the “Purchase Agreement”) with, among others, Beneficient. The Purchase Agreement was summarized in our Current Report on Form 8-K filed with the SEC on April 16, 2019.

The closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Transactions”) occurred on April 26, 2019. Prior to or in connection with the Closing:

●	Messrs. Jon and Steven Sabes sold and transferred all of the shares of the Company’s common stock held directly and indirectly by them and their immediate family members (approximately 12% of the Company’s outstanding common stock in the aggregate); specifically, Messrs. Jon and Steven Sabes (i) sold an aggregate 2,500,000 shares of Company common stock to BEN Capital (a indirect subsidiary of Beneficiant) for $25,000,000 in cash and (ii) contributed the remaining 1,452,155 shares of Company common stock to AltiVerse (which is a limited liability company owned by certain of Beneficient’s founders, including Brad K. Heppner (Beneficient’s Chief Executive Officer and Chairman) and Thomas O. Hicks (one of Beneficient’s current directors)), in exchange for certain equity interests in AltiVerse.

●	The Bylaws were amended to increase the maximum number of directors of the Company from nine to 13, and the actual number of directors comprising the Board was increased from seven to 13.

●	All seven members of the Company’s Board of Directors prior to the Closing resigned as directors of the Company, and 11 individuals designated by Beneficient were appointed as directors of the Company, leaving two board seats vacant after the Closing.

●	Jon R. Sabes resigned from all officer positions he held with the Company or any of its subsidiaries prior to the Closing, other than his position as Chief Executive Officer of the Company’s technology focused wholly-owned subsidiaries, Life Epigenetics and youSurance.

●	Steven F. Sabes resigned from all officer positions he held with the Company or any of its subsidiaries prior to the Closing, except as Chief Operating Officer of Life Epigenetics.

●	The resignations of Messrs. Jon and Steven Sabes included a full waiver and forfeit of (i) any severance that may be payable by the Company or any of its subsidiaries in connection with such resignations or the Transactions and (ii) all equity awards of the Company currently held by either of them.

●	Murray Holland, a trust advisor of the Seller Trusts, was appointed as interim Chief Executive Officer of the Company.

●	The Company entered into performance share unit agreements with certain employees of the Company pursuant to which such employees will receive a bonus under certain terms and conditions, including, among others, that such employees remain employed by the Company or one of its subsidiaries (or, if no longer employed, such employment was terminated by the Company other than for cause, as such term is defined in the performance share unit agreement) for a period of 120 days following the Closing.

●	The Stockholders Agreement was terminated by mutual consent of the parties thereto.

●	BEN Capital and AltiVerse executed and delivered a Consent and Joinder to the Amended and Restated Pledge and Security Agreement dated October 23, 2017 by and among the Company, GWG Life, LLC, Messrs. Jon and Steven Sabes and the Bank of Utah, which provides that the shares of the Company’s common stock acquired by BEN Capital and AltiVerse pursuant to the Purchase Agreement will continue to be pledged as collateral security for the Company’s obligations owing in respect of the L Bonds issued under the Indenture.

The Purchase Agreement contemplates that after the Closing, the parties will seek to enter into an agreement pursuant to which the Company will have the right to appoint a majority of the board of directors of the general partner of Beneficient, resulting in the Company and Beneficient being under common control. The Company and Beneficient will also seek to enter into a joint venture agreement pursuant to which the Company will offer and distribute (through a FINRA registered managing broker-dealer) Beneficient’s and its subsidiaries’ liquidity products and services. The Company and Beneficient intend to reduce capital allocated to life insurance assets while they cooperate to build a larger diversified portfolio of alternative assets investment product portfolios.

A copy of the Purchase Agreement was filed as Exhibit 10.1 to Amendment No. 1 to the Schedule 13D jointly filed by Jon R. Sabes and Steven F. Sabes, among others, on April 16, 2019 and is included as Exhibit 10.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risks that the Company may not realize the anticipated benefits of the transactions contemplated by the Purchase Agreement, as well as the other risks set forth in the Company’s filings with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amendment to the Bylaws of GWG Holdings, Inc.
10.1	Purchase and Contribution Agreement dated as of April 15, 2018 by and among The Beneficient Company Group, L.P., Beneficient Company Holdings, L.P., AltiVerse Capital Markets, L.L.C., Sabes AV Holdings, LLC, Jon R. Sabes, Steven F. Sabes, Insurance Strategies Fund, LLC and SFS Holdings, LLC (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Schedule 13D jointly filed on April 16, 2019 by Jon R. Sabes and Steven F. Sabes, among others)
10.2	Amendment to and Termination of Stockholders Agreement
10.3	Consent and Joinder to Amended and Restated Pledge and Security Agreement
10.4	Form of Indemnification Agreement
20.1	Information Statement on Form 14F-1 (incorporated by reference in its entirety as originally filed by the Company on April 16, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: April 29, 2019	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Bylaws of GWG Holdings, Inc.
10.1	Purchase and Contribution Agreement dated as of April 15, 2018 by and among The Beneficient Company Group, L.P., Beneficient Company Holdings, L.P., AltiVerse Capital Markets, L.L.C., Sabes AV Holdings, LLC, Jon R. Sabes, Steven F. Sabes, Insurance Strategies Fund, LLC and SFS Holdings, LLC (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Schedule 13D jointly filed on April 16, 2019 by Jon R. Sabes and Steven F. Sabes, among others)
10.2	Amendment to and Termination of Stockholders Agreement
10.3	Consent and Joinder to Amended and Restated Pledge and Security Agreement
10.4	Form of Indemnification Agreement
20.1	Information Statement on Form 14F-1 (incorporated by reference in its entirety as originally filed by the Company on April 16, 2019).